FOR IMMEDIATE RELEASE

Ann Parker, Director
Investor Relations
605-988-1000
ann.parker@lodgenet.com

LODGENET ISSUES CORRECTION TO ITS YEAR-END EPS GUIDANCE

     SIOUX FALLS, SD, July 23, 2004 — LodgeNet Entertainment Corporation (Nasdaq:LNET) today issued a correction to its 2004 year-end earnings per share guidance released on July 22, 2004 in its second quarter earnings results release. When calculating its year-end earnings per share guidance, the Company did not do so based on the correct change in the weighted average share count that was a result of the Company’s recent equity offering which closed on July 6, 2004.

     The new year-end 2004 earnings per share guidance range is $(1.32) to $(1.16). This range is calculated on a weighted average share count for the year-ended 2004 of 15.1 million shares. Stated below is the Company’s guidance in its entirety:

2004 Outlook

     With regard to financial results for the third quarter of 2004, LodgeNet expects to report revenue of between $72.0 million and $75.0 million, resulting in $5.0 million to $6.5 million of operating income. Operating income exclusive of depreciation and amortization is expected to be $24.5 million to $26.0 million during the quarter. Net loss is expected to be $(4.5) million to $(3.0) million, or a loss per share of $(0.26) to $(0.18) for the third quarter of 2004. With respect to the calendar year 2004, LodgeNet expects to report revenue in a range from $269.0 million to $273.0 million and operating income from $13.5 million to $16.0 million. Operating income exclusive of depreciation and amortization is expected to be $91.0 million to $93.5 million. Net loss is expected to be $(20.0) million to $(17.5) million, or a loss per share of $(1.32) to $(1.16) for the full year 2004. The calendar year net loss data points have been adjusted to reflect the impact of the Company’s recently concluded equity offering.

     Certain statements in this press release constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this press release, words such as “expect”, “anticipate”, “estimate”, “believe”, “no assurance”, “intend”, “should”, “could”, “may”, “plan”, “project”, “predict”, and similar expressions and statements which are made in the future tense, or which refer to future events or developments, are intended to identify such forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others, the following factors: general economic and business conditions, and trends in the lodging and entertainment industries in particular; changes in hotel occupancy rates, business and leisure travel rates and the “buy rate” of our customers; our ability to access popular content on terms that are acceptable to us; timely availability of content; changes to the competition, including the ability of our competitors to deliver on demand entertainment or competitive services through the Internet or cable; the impact of changes in regulation which may limit our ability to provide content we currently provide; the occurrence of one or more future terrorist attacks, wars, public health concerns or other crises; availability of key components and services necessary for the manufacture and assembly of our interactive systems; uncertainties in our strategies or efforts to improve operating results by increasing revenue and decreasing costs; availability of capital on terms that are acceptable to us and sufficient to execute our business plan, including expanding the installation of our digital system in our customers’ guest rooms, and to adapt to technological changes in our industry; changes in customer relationships with hotel chains and their franchisees, including our ability to obtain new customers and to retain existing customers; the results of our product development difficulties and delays of new technologies and enhancement of existing technologies.

     These forward-looking statements speak only as of the date of this press release. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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